Exhibit 99.1

Eve and Thales enter a partnership to develop eVTOL aircraft

São José dos Campos, April 20, 2022 – Eve UAM, LLC, an Embraer company, and Thales, a global technology leader providing solutions, services and products in the defence, aeronautics, space, transportation, digital identity and security markets, have teamed up to support the development of Eve’s electric vertical take-off and landing aircraft (eVTOL) in Brazil. The strategic partnership involves a series of joint studies over a twelve-month period, which started in January 2022, on the technical, economical and adaptable feasibility of a 100% electrically powered aircraft. Thales will also contribute with its expertise in developing avionics, electric, flight control, navigation, communication, and connectivity systems.

“This partnership will strengthen Eve’s position as a leading player in the global market and our commitment to delivering an effective and sustainable new mode of urban transportation. Embraer is a leading player in aviation in Brazil and globally, and has partnered with Thales for more than thirty years, and now Eve will leverage this partnership too,” said Andre Stein, co-CEO of Eve.

“Thales is actively engaged in Urban Air Mobility emergence. We are particularly proud to take a new step in Brazil, joining Eve in a project that can be a game-changer for sustainable urban mobility worldwide,” said Yannick Assouad, Executive-Vice President, Avionics, Thales. “This industry is coming to stay and will bring many advantages to the country, particularly concerning the environment, due to the use of clean energy.”

Both Thales Technological Space Centre, in São José dos Campos, and their recently opened Avionics Centre, in São Bernardo do Campo, will provide support to Eve’s and Embraer’s teams working on the project, which will also rely on Thales’ engineers from France, Canada and the United States.

Follow Eve and Embraer on Twitter: @EveAirMobility @Embraer

Image: https://bit.ly/3JzaRKY

About Thales

Thales (Euronext Paris: HO) is a global high technology leader investing in digital and e innovations – connectivity, big data, artificial intelligence, cybersecurity and quantum technology – to build a future we can all trust, which is vital to the development of our societies. The company provides solutions, services and products that help its customers – businesses, organisations and states – in the defence, aeronautics, space, transportation and digital identity and security markets to fulfil their critical missions, by placing humans at the heart of the decision-making process. Thales has 81,000 employees in 68 countries. In 2020 the Group generated sales of €17 billion.

About Eve Air Mobility

Eve is dedicated to accelerating the Urban Air Mobility (UAM) ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

About Zanite

Zanite Acquisition Corp. (“Zanite”) is a special purpose acquisition company and was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the Aviation, Aerospace & Defense, Urban Mobility and Emerging Technology industries. Zanite’s sponsor is managed by Kenneth C. Ricci, Principal of Directional Aviation Capital, and Steven H. Rosen, Co-Founder and Co-Chief Executive Officer of Resilience Capital Partners along with its Board of Directors and Strategic Advisors Mr. Larry Flynn, Dr. Ron Sugar, Mr. Patrick Shanahan and Mr. John Veihmeyer. Zanite began trading on Nasdaq in November 2020 and its common stock, units and warrants trade under the ticker symbols “ZNTE,” “ZNTEU” and “ZNTEW,” respectively. For more information, please visit www.zaniteacquisition.com.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite, Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on April 13, 2022 (the “Definitive Proxy Statement”) relating to the business combination. Zanite has been mailing the Definitive Proxy Statement and other relevant documents to stockholders as of the close of business on April 11, 2022, the record date for the special meeting of Zanite’s stockholders to be held to approve the business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and the amendments thereto, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. Stockholders of Zanite may obtain copies of the Definitive Proxy Statement and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s and Thales’ current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the potential consummation of the strategic partnership with Thales and the business combination with Zanite, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guaranteed and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in the Definitive Proxy Statement filed with the SEC on April 13, 2022 and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in the Definitive Proxy Statement filed with the SEC on April 13, 2022 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading the Definitive Proxy Statement for the proposed business combination and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.